EXHIBIT 23.1

                               CONSENT OF COUNSEL

         We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to the Form SB-1 Registration Statement for ImagineNet Corp. under the caption "Legal Matters."



                                                 /s/ DUNCAN, BLUM & ASSOCIATES
                                                     Duncan, Blum and Associates


Bethesda, Maryland
October 10, 2001